UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 6, 2007

Abbott Laboratories

(Exact Name of Registrant as Specified in its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

1-2189	36-0698440
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road, Abbott Park, Illinois	60064-6400
(Address of Principal Executive Offices)	(Zip Code)

(847) 937-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

Abbott Laboratories (“Abbott”) entered into an Underwriting Agreement, dated as of November 6, 2007 (the “Underwriting Agreement”), and a Pricing Agreement, dated as of November 6, 2007 (the “Pricing Agreement”), by and among Abbott and Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters named on Schedule I to the Pricing Agreement (the “Underwriters”), pursuant to which Abbott has agreed to issue to the Underwriters $1,000,000,000 aggregate principal amount of senior 5.150% Notes due November 30, 2012 (the “2012 Notes”), $1,500,000,000 aggregate principal amount of senior 5.600% Notes due November 30, 2017 (the “2017 Notes”)  and $1,000,000,000 aggregate principal amount of senior 6.150% Notes due November 30, 2037 (the “2037 Notes,” and together with the 2012 Notes and the 2017 Notes, the “Debt Securities”). Each series of the Debt Securities is subject to the Registration Statement on Form S-3 (File No. 333-132104) that Abbott filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2006 relating to the public offering from time to time of debt securities of Abbott pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with Abbott’s filing with the SEC of a definitive prospectus supplement, dated November 6, 2007, and prospectus, dated February 28, 2006, relating to the public offering of the Debt Securities, Abbott is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Underwriting Agreement
99.2	Pricing Agreement
99.3	Actions of the Authorized Officers (Exhibits A-1, A-2, A-3 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5, 99.6 and 99.2, respectively, to this Form 8-K)
99.4	Form of 2012 Note
99.5	Form of 2017 Note
99.6	Form of 2037 Note
99.7	Opinion of Mayer Brown LLP
99.8	Consent of Mayer Brown LLP (included in Exhibit 99.7 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Laboratories

November 9, 2007	By:	/s/ Thomas C. Freyman
Name: Thomas C. Freyman
Title: Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Underwriting Agreement

99.2	Pricing Agreement

99.3	Actions of the Authorized Officers (Exhibits A-1, A-2, A-3 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5, 99.6 and 99.2, respectively, to this Form 8-K)

99.4	Form of 2012 Note

99.5	Form of 2017 Note

99.6	Form of 2037 Note

99.7	Opinion of Mayer Brown LLP

99.8	Consent of Mayer Brown LLP (included in Exhibit 99.7 hereto)